Summary Prospectus April 1, 2010


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS GLOBAL INFLATION PLUS FUND



(formerly DWS Inflation Protected Plus Fund)


CLASS/Ticker    A   TIPAX    B   TIPTX    C   TIPCX    INST   TIPIX    S   TIPSX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at https://www.dws-investments.com/mutualpros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 621-1048 (A, B, C), (800) 730-1313 (INST)
and (800) 728-3337 (S) or asking your financial advisor. The prospectus and SAI, both dated April 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks to provide maximum inflation-adjusted return.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class in the prospectus (p. 10) and Purchase and Redemption of Shares in the fund's SAI (p. II-10).


SHAREHOLDER FEES (paid directly from your investment)


                                                A          B          C    INST      S
                                     ------------  ---------  ---------  ------  -----
Maximum sales charge (load) on pur-
chases, as % of offering price             2.75      None       None     None    None
------------------------------------       ----      --         --       ------  -----
Maximum contingent deferred sales
charge (load), as % of redemption
proceeds                               None(1)     4.00       1.00       None    None
------------------------------------   --------    ----       ----       ------  -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                            A          B          C        INST           S
                                    ---------  ---------  ---------  ----------  ----------
Management fee                          0.40       0.40       0.40       0.40        0.40
-----------------------------------     ----       ----       ----       ----        ----
Distribution/service
(12b-1) fees                            0.24       1.00       1.00      None        None
-----------------------------------     ----       ----       ----      -----       -----
Other expenses (includes an admin-
istrative fee)                          0.50       0.56       0.49       0.35        0.58
-----------------------------------     ----       ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                                1.14       1.96       1.89       0.75        0.98
-----------------------------------     ----       ----       ----      -----       -----

(1) Investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS           A         B         C    INST         S
-------  --------  --------  --------  ------  --------
1        $ 388     $ 599     $ 292     $77     $ 100
--       -----     -----     -----     ---     -----
3          627       915       594     240       312
--       -----     -----     -----     ---     -----
5          885     1,257     1,021     417       542
--       -----     -----     -----     ---     -----
10       1,623     1,878     2,212     930     1,201
--       -----     -----     -----     ---     -----

You would pay the following expenses if you did not redeem your shares:



YEARS           A         B         C    INST         S
-------  --------  --------  --------  ------  --------
1        $ 388     $ 199     $ 192     $77     $ 100
--       -----     -----     -----     ---     -----
3          627       615       594     240       312
--       -----     -----     -----     ---     -----
5          885     1,057     1,021     417       542
--       -----     -----     -----     ---     -----
10       1,623     1,878     2,212     930     1,201
--       -----     -----     -----     ---     -----

Class B converts to Class A after six years; the Example for Class B reflects lower fees incurred in Class A after this conversion.


PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 114%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund invests in inflation-indexed bonds and other fixed income securities of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and US and non-US corporations and derivatives related to each of these types of securities. The fund may also invest (directly or indirectly) up to 30% of its total assets in commodity-linked derivative instruments (such as commodity-linked swaps, structured notes and futures contracts), equity securities, and securities of Real Estate Investment Trusts (REITs).

Inflation-indexed bonds are fixed-income securities whose principal value and/or rate of interest are periodically adjusted to track changes in an official inflation measure, such as the Consumer Price Index for Urban Consumers or a comparable inflation index. Other fixed income securities in which the fund may invest include mortgage-backed and asset-backed securities, adjustable rate loans that have a senior right to payment ("Senior Loans") and other floating rate debt securities, and taxable and tax-exempt municipal bonds. Up to 10% of the fund's total assets may be invested in below investment grade bonds or instruments (also referred to as junk bonds).


Commodity-linked derivative instruments are designed to provide exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. Physical commodities are assets that have tangible properties such as gas, heating oil, industrial and other precious metals, livestock, or agricultural products. The fund may gain exposure to the commodity markets by investing a portion of its assets in a wholly-owned subsidiary (the "Subsidiary") which shares the same portfolio management as the fund and is expected to invest mainly in commodity-linked derivative instruments and fixed income securities, some of which may serve as margin or collateral for the Subsidiary's derivatives positions.


MANAGEMENT PROCESS. The investment process involves both "top down" analysis as well as "bottom up" investment selection. As part of the top down analysis, portfolio management takes into account several factors including, but not limited to, current and expected levels of inflation and current and expected economic conditions. The results of this analysis determine the overall structure of the fund's portfolio. Having determined the desired overall structure of the fund's portfolio, portfolio management selects individual investments that reflect that portfolio structure. Relative value compared to similar securities, credit quality of issuers, and liquidity of holdings are among the factors considered by portfolio management when investment decisions are made for the fund.


IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a global tactical asset allocation overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of short-term and medium-term mispricings within global bond and currency markets. The iGAP strategy uses derivatives (which are contracts or other instruments whose value is based on, for example, indices, currencies or securities) in particular exchange-traded futures contracts on global bonds and over-the-counter forward currency contracts.



OTHER INVESTMENTS AND TECHNIQUES
--------------------------------------------------------------------------------

DERIVATIVES. The fund also may use various types of derivatives outside of the iGAP strategy, such as futures contracts, forward currency contracts, interest rate swaps, total return swaps and credit default swaps. It may use these for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. There can be no assurance that the fund's returns will match or exceed the real rate of inflation.


CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this



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SUMMARY PROSPECTUS April 1, 2010                DWS Global Inflation Plus Fund
latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) In certain interest rate environments, such as when real interest rates (current actual interest rates) are rising faster than nominal interest rates (meaning a real interest rate plus an expected inflation rate), inflation-indexed bonds may experience greater losses than other interest-paying securities of comparable quality and duration.


COMMODITIES-RELATED INVESTMENTS RISK. The commodities-linked derivatives instruments in which the fund invests are more volatile than investments in equity and fixed income securities and may subject the fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price. The fund's ability to gain exposure to commodity-linked investments and achieve its investment objective may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, the real estate sector could be hurt by rising interest rates, falling real estate prices, overbuilding or zoning changes, and the commodities sector could be hurt by factors affecting a particular industry or commodity such as drought, floods, weather or changes in storage costs.


IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


For more about fund risks, including additional risk factors not discussed in this summary prospectus, see the fund's prospectus and SAI.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future



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SUMMARY PROSPECTUS April 1, 2010                DWS Global Inflation Plus Fund
results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   1.02     11.41       -3.48     7.70
  2006      2007        2008      2009




Best Quarter: 4.48%, Q4 2007   Worst Quarter: -4.00%, Q3 2008

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

These returns include sales charges, if any. Indexes have no sales charges and cannot be invested in directly. After-tax returns (which are shown only for Class A and would be different for other classes) reflect the highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Performance of Class B shares does not assume the conversion to Class A shares after six years.



                                   CLASS          1       SINCE
                               INCEPTION       YEAR   INCEPTION
                             -----------  ---------  ----------
CLASS A before tax              7/8/05        4.74       3.36
---------------------------     ------       -----       ----
  After tax on
  distributions                               4.38       0.06
  After tax on distribu-
  tions, with sale of fund
  shares                                      3.05       0.22
---------------------------  ------          -----       ----
CLASS B before tax              7/8/05        3.94       2.82
---------------------------     ------       -----       ----
CLASS C before tax              7/8/05        6.94       3.25
---------------------------     ------       -----       ----
INST CLASS before tax           7/8/05        7.99       4.26
---------------------------     ------       -----       ----
CLASS S before tax              7/8/05        7.98       4.18
---------------------------     ------       -----       ----
BARCLAYS CAPITAL US
TREASURY: US TIPS INDEX                      11.41       5.12
---------------------------  ------          -----       ----

For all classes index comparison began on 7/31/05.


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


On January 26, 2010, the Advisor announced its intention to transition members of the fund's portfolio management team who are part of its Quantitative Strategies Group out of the Advisor into a separate independent investment advisory firm that is not affiliated with the Advisor. In order for the fund to continue to benefit from the investment expertise offered by the affected portfolio managers, the Advisor has recommended to the fund's Board of Trustees the approval of a sub-advisory agreement between the Advisor and the newly created investment advisory firm (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement is subject to Board approval. If approved, the transition is expected to be completed during the second quarter of 2010.


PORTFOLIO MANAGER(S)

WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.


ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.


THOMAS PICCIOCHI, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2007.


ERIC S. MEYER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2010.


OHN CHOE, CFA, ASSOCIATE. Portfolio Manager of the fund. Joined the fund in
2010.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                          AUTOMATIC
                                         UGMAS/          INVESTMENT
              NON-IRA            IRAS     UTMAS               PLANS
         ------------  --------------  --------  ------------------
A B C        1,000            500       1,000             500
-------      -----            ---       -----             ---
INST     1,000,000           N/A         N/A             N/A
-------  ---------           ----       -----            ----
S            2,500          1,000       1,000           1,000
-------  ---------          -----       -----           -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000. For existing Class B shareholders, the minimum initial investment for Class A and C shares is $50.


TO PLACE ORDERS


MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 9 a.m. - 6 p.m. ET
                                        Institutional Class shares: (800) 730-1313
                                        M - F 8:30 a.m. - 6 p.m. ET
TDD LINE                                (800) 728-3006, M - F 9 a.m. - 6 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.



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SUMMARY PROSPECTUS April 1, 2010                DWS Global Inflation Plus Fund

Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Institutional Class shares are generally available only to qualified institutions. Class S shares are generally available only to existing Class S shareholders.



TAX INFORMATION


The fund's distributions (dividend distributions are expected to be paid monthly and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


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SUMMARY PROSPECTUS April 1, 2010                DWS Global Inflation Plus Fund
DGIPF-SUM